UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): June 30, 2014

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

As previously reported, on March 5, 2014 (the “Petition Date”), USEC Inc. (“USEC” or the “Debtor”) filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) case number 14-10475.

On June 30, 2014, the Debtor filed its monthly operating report for the month ended May 31, 2014 (the "Monthly Operating Report") with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1. The Monthly Operating Report does not reflect the Debtor’s subsidiaries which were not part of the Bankruptcy Filing. This current report (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including the exhibit hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Monthly Operating Report is limited in scope, covers limited time periods and has been prepared solely for the purpose of complying with the Bankruptcy Court’s monthly reporting requirements, including the Debtor’s use of assets and cash position. The Monthly Operating Report was prepared in accordance with U.S. GAAP but certain information and notes normally included have been omitted, has not been audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report contains information that may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports filed pursuant to the Securities Exchange Act, and are not comparable with those filings. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, that the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K and the exhibits hereto contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 - that is, statements related to future events. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For USEC, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to the impact of and risks related to USEC’s “pre-arranged” case under Chapter 11 of the bankruptcy code including risks related to obtaining approval and confirmation of USEC’s plan of reorganization, the impact of any delay or inability in obtaining such confirmation, and the impact of our restructuring on the holders of our common stock, preferred stock and convertible notes. Readers are referred to the risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q. Revenue and operating results can fluctuate significantly from quarter to quarter, and in some cases, year to year. We do not undertake to update our forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit
Number        Description

99.1	Monthly Operating Report for the month ended May 31, 2014 filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

June 30, 2014	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Monthly Operating Report for the month ended May 31, 2014 filed with the United States Bankruptcy Court for the District of Delaware.